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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): December 31, 1999




                                 U S WEST, Inc.
                            (Formerly "USW-C, Inc.")
             (Exact name of registrant as specified in its charter)



 A Delaware Corporation       Commission File        IRS Employer Identification
(State of Incorporation)      Number 1-14087                 No. 84-0953188




                 1801 California Street, Denver, Colorado 80202
          (Address of principal executive offices, including Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's telephone number, including area code)

            (The Exhibits Index is located on page 2 of this report.)


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Item 5.       Other Events

         On December 31, 1999, U S WEST announced that it has monetized a portion of its ownership stake in Global Crossing Ltd. The press release is filed as an exhibit to this Current Report on Form 8-K.


Item 7.       Exhibits

              (c) Exhibits Index

Exhibit 99 - Press  Release  issued by the Company on December 31, 1999 entitled
             "U S WEST Monetizes Portion of Global Crossing Stock Ownership"




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              U S WEST, Inc.
                              (Formerly "USW-C, Inc.")


                           By: /s/ Thomas O. McGimpsey
                              ----------------------------
                              Thomas O. McGimpse
                              Assistant Secretary

Dated:        January 4, 2000